         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                      SUPPLEMENT DATED DECEMBER 14, 2006 TO
                         PROSPECTUSES DATED MAY 1, 2006

This Supplement is intended to supplement prospectuses dated May 1, 2006 ("Prospectuses") for certain previously issued "Venture Variable Annuity," "Venture III Variable Annuity," "Vantage Variable Annuity," "Venture Vision" and "Venture Strategy" (1) Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York.

This Supplement describes a change to the subadviser of an underlying Fund that corresponds to one of the Variable Investment Options described in the Prospectuses.

A. NEW SUBADVISER FOR STRATEGIC OPPORTUNITIES TRUST

Effective December 18, 2006, the subadviser of the Strategic Opportunities Trust is changing from Fidelity Management & Research Company to UBS Global Asset Management (Americas) Inc, we relocate the disclosure related to the Strategic Opportunities Trust in the section entitled "The Funds" as follows:

                               JOHN HANCOCK TRUST
   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

      Global Allocation Trust       Seeks total return, consisting of long-term
                                    capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S..

      Large Cap Trust               Seeks to maximize total return, consisting
                                    of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.

      Strategic Opportunities       Seeks growth of capital by investing
      Trust                         primarily in common stocks. Investments may
                                    include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF YOUR PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

You should retain this Supplement for future reference.

                       SUPPLEMENT DATED DECEMBER 14, 2006

0506:10313       333-70728
0506:70385       333-70730
0506:120322      033-79112
0506:60329       033-46217
0506:70386       333-70850
0506:120323      333-83558
0506:60338       333-71074
                 333-61283
                 333-70864

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(1) Prospectus form numbers: Venture Prior, Venture 24, 22, 20, Venture III
    Prior, Vantage Prior, Vision, and Strategy.

                                        1